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                        TRUSTEE'S DISTRIBUTION STATEMENT

                        TO THE HOLDERS OF:             98-NSC-1
                        The Bank of New York, as Trustee under the
                        Lehman Bros. Lehman Corporate Bond Backed Certificates Class A2
                        CUSIP NUMBER:                  219-87H-AN5

in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the period
ending :                                                     November 15, 1999

INTEREST ACCOUNT
Balance as of                   May 17, 1999                                  0
      Schedule Income received on securities..................           987500
      Unscheduled Income received on securities...............                0
      Schedule Interest received from Swap Counterparty.......                0
      Unscheduled Interest received from Swap Counterparty....                0
      Interest Received on sale of Securties...............                   0
LESS:
      Distribution to Beneficial Holders.............          683003
      Distribution to Swap Counterparty..............               0
      Trustee Fees...................................            2250
      Fees allocated for third party expenses......               750
Balance as of              November 15, 1999       Subtotal              301497


PRINCIPAL ACCOUNT
Balance as of                   May 17, 1999                                  0
      Scheduled Principal payment received on securities......                0
      Principal received on sale of securities..........                      0
LESS:
      Distribution to Beneficial Holders..................      301497
      Distribution to Swap Counterparty......................        0
Balance as of              November 15, 1999       Subtotal              301497
                                                   Balance                    0
                 UNDERLYING SECURITIES HELD AS OF:   November 15, 1999

Principal                                    Title of Security
Amount                                       NORFOLK SOUTHERN CORPORATION
          25000000                           CUSIP# : 655-844-AK4